HERE CONFIDENTIAL
EX. 10.16.59+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FIRST AMENDMENT TO TERRITORY LICENSE NO. 14 ([*****] Use Rights)

This First Amendment (the “Amendment”) to the Territory License No. 14 (“TL 14”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of December 21, 2018 (“Amendment Effective Date”). The Agreement and TL 14, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties wish to clarify that [*****] is included in the [*****] Route Guidance Application License Fee and accordingly agree to amend certain provisions of TL 14 with this Amendment as follows:

1.	Section III. B. is deleted in its entirety and replaced with the following:

“B.    “[*****] Route Guidance Application” means a Route Guidance Application developed by or for Client and licensed, sold or otherwise distributed to [*****] for installation in vehicles sold in countries in the Territories licensed under this TL, which (i) uses the Data and Additional Content set forth under Exhibit A in accordance with Section IV of this TL; and (ii) is capable of determining an [*****] and enabling [*****] functionality.”

2.	Section VIII. A . is deleted in its entirety and replaced with the following:
“A.    “[*****]” means functionality that enables a [*****] Route Guidance Application for, or in connection with, any systems or functions for [*****] or [*****] of [*****], including, for example, systems or functions for the [*****] of [*****] and [*****].”

3.	Section VIII. D. is deleted in its entirety.

4.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Adil Musabji	By: /s/ Adeel Manzoor
Name: Adil Musabji	Name: Adeel Manzoor
Title: Senior Patent Attorney	Title: CFO
Date: 10-2-2019	Date: 10-7-2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 1 to TL 14 [Telenav, Inc.][ [*****]]    Page 1 of 2

HERE CONFIDENTIAL
EX. 10.16.59+
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

HERE NORTH AMERICA, LLC
By: /s/ Simon Anolick
Name: Simon Anolick
Title: Director Intellectual Property
Date: 10-2-2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 1 to TL 14 [Telenav, Inc.][ [*****]]    Page 2 of 2